Exhibit 99.2

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

INDEX

Page

Unaudited Pro Forma Consolidated Combined Balance Sheet as of March 31, 2017	1

Unaudited Pro Forma Consolidated Combined Statement of Operations for the Six Months Ended March 31, 2017	3

Unaudited Pro Forma Consolidated Combined Statement of Operations for the Year Ended September 30, 2016	5

On June 1, 2017, Hickok Acquisition A LLC, a wholly owned subsidiary of Hickok Incorporated (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Air Enterprises Acquisition LLC, a Delaware limited liability company , and Mr. A. Malachi Mixon, III and Mr. William M. Weber, each of whom are the principal members of Air Enterprises (each, a “Member” and collectively with Air Enterprises, the “Sellers”). Hickok Acquisition A LLC since changed its name to Air Enterprises LLC (“AE”). The following unaudited pro forma consolidated combined financial statements give effect to the acquisition of certain assets and certain assumed liabilities of AE.

The acquisition will be a business combination accounted for in accordance with Accounting Standards Codification (ASC) 805, Business Combinations. Accordingly, for accounting purposes, the fair value of the assets received and liabilities assumed will be recorded on the balance sheet. The difference between the purchase price and fair value of the assets acquired, net of liabilities assumed, will be recorded as goodwill and other intangible assets. The intangible assets, other than goodwill, will be amortized to expense over their estimated useful lives. Goodwill is of an indefinite life and will not be amortized but will be tested at least annually for impairment.

Acquisition-related transaction costs (i.e. advisory, legal, accounting, valuation and other professional or consulting fees) are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred and the services are received.

The unaudited pro forma consolidated combined financial statements are based on the Company’s historical financial statements and based upon the Statement of Assets Acquired and Liabilities Assumed of Air Enterprises and based upon the Statement of Revenues and Direct Expenses. These statements are derived from AE’s historical accounting records and do not purport to reflect the assets acquired and the net revenues and direct operating expenses that would have resulted if AE had been a separate, stand-alone company during the periods presented. AE was only a component of the Seller prior to the divestiture and accordingly, historical financial statements in accordance with generally accepted accounting principles in the U.S. (“U.S. GAAP”) have not previously been prepared, nor is it practicable to prepare separate, historical financial statements for AE. The statement of assets acquired and liabilities assumed and the statement of net revenues and direct operating expenses vary from a complete financial statement prepared in accordance with U.S. GAAP because they only include assets acquired and exclude indirect expenses, such as certain general and administrative expenses, interest expenses, income taxes and the allocation of corporate overhead costs. Therefore, the results set forth in the statements of net revenues and direct operating expenses may not be representative of future operations.

The unaudited pro forma consolidated combined balance sheet as of March 31, 2017 and unaudited pro forma consolidated combined statements of operations for the six months ended March 31, 2017 give effect to the transaction as if the acquisition was consummated October 1, 2016. The unaudited pro forma unaudited consolidated combined statements of operations for the year ended September 30, 2016 give effect to the transaction as if the acquisition was consummated October 1, 2015.

The unaudited pro forma consolidated combined financial information should be read together with the Company’s historical financial statements, which are included in the Company’s latest annual report on Form 10-K and quarterly report on Form 10-Q, and Air Enterprises LLC historical information, included herein.

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

ASSETS

	Hickok	Air
	Incorporated	Enterprises
	3/31/2017	3/31/2017	Pro Forma
	Unaudited	Unaudited	Adjustments		Combined
CURRENT ASSETS:
Cash and Cash Equivalents	$3,174,522	$-	$(2,050,000	)(d)	$1,124,522
Accounts receivable-less allowance for doubtful accounts	1,585,503	6,149,593	-		7,735,096
Costs in Excess of Billings and estimated costs	-	2,639,878	-		2,639,878
Inventories-less allowance for obsolete inventory	3,218,443	696,650	-		3,915,093
Prepaid Expenses and other current assets	414,025	2,261	-		416,286
Total Current Assets	8,392,493	9,488,382	(2,050,000)		15,830,875

PROPERTY, PLANT AND EQUIPMENT	5,291,207	2,712,538	(600,418	)(a)	7,403,327
Less accumulated depreciation	3,888,340	1,935,573	(1,935,573	)(a)	3,888,340
Property, Plant and Equipment, Net	1,402,867	776,965	1,335,155		3,514,987

OTHER ASSETS:
Goodwill	1,777,656	-	559,510	(c)	2,337,166
Intangibles, net of accumulated amortization	1,192,727	-	1,230,000	(b)	2,422,727
Deferred income taxes-less valuation allowance of $500,000	3,330,600	-	-		3,330,600
Other non-current assets	750	-	-		750

Total Non-Current Other Assets	6,301,733	-	1,789,510		8,091,243

Total Assets	$16,097,093	$10,265,347	$1,074,665		$27,437,105

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	Hickok	Air
	Incorporated	Enterprises
	3/31/2017	3/31/2017	Pro Forma
	Unaudited	Unaudited	Adjustments		Combined
CURRENT LIABILITIES:
Convertible notes payable - related party	$200,000	$-	$-		200,000
Notes payable - related party	403,387	-	-		403,387
Leases payable	51,825	-	-		51,825
Accounts payable	786,541	1,373,216	-		2,159,757
Billings in Excess of Costs & Earnings	-	566,254	-		566,254
Accrued payroll and related expenses	227,695	-	-		227,695
Accrued expenses	630,835	1,200,542	-		1,831,377
Deferred revenue	631,992	-	-		631,992
Total Current Liabilities	2,932,275	3,140,012	-		6,072,287

LONG-TERM LIABILITIES:
Notes payable - related party	4,185,201	-	-		4,185,201
Bank Debt	-	-	8,200,000	(d)	8,200,000
Leases payable	119,825	-	-		119,825
Accrued expenses	510,451	-	-		510,451
Total Long-Term Liabilities	4,815,477	-	8,200,000		13,015,477

STOCKHOLDERS' EQUITY
Common shares - no par value
Class A 10,000,000 shares authorized, 2,130,681 and 2,090,394 shares issued	2,217,151	-	-		2,217,151
Class B 2,500,000 convertible shares authorized, 779,283 shares issued	710,272	-	-		710,272
Preferred 1,000,000 shares authorized, no shares outstanding	-	-	-		-
Contributed capital	1,741,901	-	-		1,741,901
Treasury shares	(264,841)				(264,841)
Class A - 15,795 shares	-	-	-		-
Class B - 5,667 and 667 shares	-	-	-		-
Retained earnings	3,944,858	7,125,335	(7,125,335	)(e)	3,944,858

Total Stockholders' Equity	8,349,341	7,125,335	(7,125,335)		8,349,341

Total Liabilities and Stockholders' Equity	$16,097,093	$10,265,347	$1,074,665		$27,437,105

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED

	Hickok	Operations of
	Incorporated	Air Enterprises
	3/31/2017	3/31/2017	Pro Forma
	Actual	(Unaudited)	Adjustments		Combined
TOTAL SALES	$5,703,241	$14,872,188	$-		$20,575,429

COSTS AND EXPENSES:
Cost of Sales	3,742,489	11,913,037	-		15,655,526
Product Development	456,326	510,815	-		967,141
Selling, General and Administrative Expenses	1,545,876	1,413,130	376,333	(b)	3,335,339
Interest Charges	98,961	-	127,100	(d)	226,061
Legal matter	(50,000)	-	-		(50,000)
Other income	(5,972)	-	-		(5,972)

Total Costs and Expenses	5,787,680	13,836,982	503,433		20,128,095

Income (Loss) before Provision for Income Taxes	(84,439)	1,035,206	(503,433)		447,334

Provision for Income Taxes	16,127	-	-		16,127

Net Income (Loss)	$(100,566)	$1,035,206	$(503,433)		$431,207

Earnings (Loss) Per Common Share - Basic	$(0.04)				$0.15
Earnings (Loss) Per Common Share - Diluted	$(0.04)				$0.15

Weighted Average Shares of Common Stock Outstanding - Basic	2,865,165		-		2,865,165
Weighted Average Shares of Common Stock Outstanding - Diluted	2,865,165		-		2,865,165

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

MARCH 31, 2017 PRO FORMA ADJUSTMENTS

(a)	Reflects the adjustment in increase the basis in the acquired property plant and equipment to the estimated fair value.

Book value of Fixed Assets - Gross	2,712,538
Accumulated Depreciation	1,935,573
Net Book Value - Fixed	776,965
Fair Market Value of Fixed Assets	2,112,120
Adjustment to Increase Fixed Assets	1,335,155

(b)

Reflects the adjustment of intangible assets acquired by the Company to their estimated fair values, and related amortization expense for the period. The following table summarized the estimated fair values of Air Enterprises identifiable intangible assets and their estimated useful lives.

		Useful Life	Amortization
	Fair Value	in Years	Expense
Customer Backlog	690,000	1	345,000
Non-Compete Agreements	200,000	5	20,000
Trademarks	340,000	15	11,333
Total Intangibles, Other than Goodwill	1,230,000		376,333

(c)	Reflects adjustment to record goodwill associated with the acquisition of Air Enterprises as shown below:

Assets Acquired:
Current Assets	9,488,382
Net Property and Equipment	2,112,120
Intangible Assets	1,230,000
Goodwill	559,510
Total Assets Acquired	13,390,012
Liabilities Assumed	3,140,012
Net Assets Acquired	10,250,000

(d)	Reflects the cash used and new debt incurred to finance the acquisition of Air Enterprises as shown below:

		Interest	Interest
		Rate	Expense
Term Loan A Debt	2,000,000	3.1%	31,000
Revolving Credit Facility	6,200,000	3.1%	96,100
Total Debt	8,200,000		127,100

Cash used	2,050,000
Debt incurred	8,200,000
Total purchase price	10,250,000

(e)	Represents the elimination of the historical equity of Air Enterprises LLC

HICKOK INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED SEPTEMBER 31, 2016

	Hickok	Operations of
	Incorporated	Air Enterprises
	9/30/2016	12/31/2016	Pro Forma
	Actual	(Unaudited)	Adjustments		Combined
TOTAL SALES	$6,645,780	$40,610,068	$-		$47,255,848

COSTS AND EXPENSES:
Cost of Sales	4,334,815	31,288,109	-		35,622,924
Product Development	1,050,157	1,143,680	-		2,193,837
Selling, General and Administrative Expenses	2,145,937	3,586,991	752,667	(a)	6,485,595
Interest Charges	59,386	-	254,200	(b)	313,586
Legal matter	(2,270,567)	-	-		(2,270,567)
Other income	(7,196)	-	-		(7,196)

Total Costs and Expenses	5,312,532	36,018,780	1,006,867		42,338,179

Income (Loss) before Provision for Income Taxes	1,333,248	4,591,288	(1,006,867)		4,917,669

Provision for Income Taxes	(3,299,600)	-	-		(3,299,600)

Net Income (Loss)	$4,632,848	$4,591,288	$(1,006,867)		$8,217,269

Earnings (Loss) Per Common Share - Basic	$2.38				$4.23
Earnings (Loss) Per Common Share - Diluted	$2.38				$4.23

Weighted Average Shares of Common Stock Outstanding - Basic	1,943,625		-		1,943,625
Weighted Average Shares of Common Stock Outstanding - Diluted	1,943,625		-		1,943,625

See accompanying notes to unaudited pro forma consolidated combined financial statements.

HICKOK INCORPORATED AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL INFORMATION

SEPTEMBER 30, 2016 PRO FORMA ADJUSTMENTS

(a)

Reflects the adjustment of intangible assets acquired by the Company to their estimated fair values, and related amortization expense for the period. The following table summarized the estimated fair values of Air Enterprises identifiable intangible assets, their estimated useful lives and related amortization expense.

		Useful Life	Amortization
	Fair Value	in Years	Expense
Customer Backlog	690,000	1	690,000
Non-Compete Agreements	200,000	5	40,000
Trademarks	340,000	15	22,667
Total Intangibles, Other than Goodwill	1,230,000		752,667

(b)	Reflects the cash used and new debt incurred to finance the acquisition of Air Enterprises as shown below:

		Interest	Interest
		Rate	Expense
Term Loan A Debt	2,000,000	3.1%	62,000
Revolving Credit Facility	6,200,000	3.1%	192,200
Total Debt	8,200,000		254,200

Cash used	2,050,000
Debt incurred	8,200,000
Total purchase price	10,250,000